Tier

Business Overview

December 2009

Forward-Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, expected legal proceedings, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including the risks and uncertainties described and referred to under the "Risk Factors" section of our annual report on Form 10-K for the year ended September 30, 2009, as well as other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

Agenda

- Overview: The Strategic Plan
- Strategic Re-structuring: Creating Long-Term Value
- Tier Today: Electronic Payment Solutions – Biller Direct
- Experienced Management
- Financial Update

Strategic Plan

Key Strategy	Status (Sep 30, 2009)
▪ Focus on Electronic Payments	▪ Ongoing; significant progress
▪ Grow transaction volume, improve margin by vertical	▪ Transactions up 44.5%, margins up 245 basis points
▪ Develop new verticals	▪ Utilities and Education now exceed 10% of total revenues
▪ Reduce client concentration	▪ Federal 26% of revenue, down 7.3% pts
▪ Shift from product sales to providing electronic payment solutions	▪ Solutions selling model deployed
▪ Dispose of legacy businesses	▪ Seven units sold, two in wind-down
▪ Build new management team	▪ Done
▪ Market driven vs. sales driven	▪ Ongoing-Direct Relationships ▪ Unique website visits +14% ▪ My Account Registrations +154% ▪ Cross-sell +400%
▪ Consolidate platforms to reduce costs and accelerate and expand the development and rollout of new products and features	▪ Go-forward platform processing 50% of all transactions, migrating legacy clients ▪ New products/payment choices/ channels rolling out FY10 & FY11
▪ Goal is to become EBITDA positive in Continuing Operations in FY2009	▪ Achieved

Strategic Re-Structuring: Creating Long-Term Value

Tier – ***Today***

Tier Technologies

Legacy Businesses

- Independent Validation and Verification 12/31/07
- Health and Human Services 2/1/08
- Call Center Business 2/1/08
- State Systems Integration 8/30/08
- Government Business Process Outsourcing 6/30/08
- Financial Management Systems 11/30/08
- Unemployment Insurance Systems 2/13/09

SOLD

- Pension
- VSA

WIND-DOWN

Electronic Payment Solutions (EPS)

- Official Payments
- EPOS
- ChoicePay

Consolidated Offering 2010

The Bill Payment Market Accounts for About Half of All Personal Consumption in the U.S.

Personal Consumption Expenditures[1]
$9.9 Trillion

Bill Payment[2]	Retail Purchases
$4.47 Trillion	$5.43 Trillion
(45.2% of total)	(54.8% of total)
(68% Cash and Check)	(48% Cash and Check)

1 Bureau of Economic Analysis, April, 2009. 2 Visa, Inc. and U.S. Census Bureau

Tier

We Focus on Fee-based Bill Payment



Payment Processing
Network Processors (e.g., Visa, MasterCard, Star)
Merchant Processors (e.g., Chase Paymentech, Bank of America Merchant Services, First Data)
Issuer Processors (e.g., First Data, TSYS)
Bill Payment
Point of Sale
Aggregator (e.g., CheckFree)
Bank Bill Payment (e.g., Wells Fargo, Bank of America)
Biller Direct (e.g., utilities, credit cards, insurance, taxes)
Free
Fee-Based
Absorbed
Non-Absorbed
Monthly Fee (per customer account)
Convenience Fee (per payment)

Source: Edgar Dunn and Company

Consumers Prefer the Biller Direct Model



U.S. Consumer Bill Payment Mix (%)
5% 2% 14% 6% 10% 63%
5% 2% 14% 7% 13% 59%
5% 3% 14% 9% 16% 53%
5% 3% 14% 10% 18% 51%
5% 3% 14% 10% 21% 47%
5% 4% 14% 11% 24% 43%
4% 4% 14% 12% 26% 39%
4% 5% 14% 13% 28% 36%
4% 5% 14% 15% 31% 32%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Walk-In
Automated Cards
Direct Debit
Consolidator
Biller Direct
Mail
Forecast

Source: AITE 2008

Tier

Preference for Biller Direct is Consistent with the Trend to Electronic Payments


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
34.8%
36.7%
40.1%
42.3%
45.9%
49.7%
52.3%
Electronic
45.7%
43.5%
40.5%
36.7%
33.5%
29.6%
27.6%
Paper
19.5%
19.8%
19.4%
21.0%
20.6%
20.7%
20.1%
Cash
2001
2002
2003
2004
2005
2006
2007

Source: Celent Communications 2005

Tier Today - Biller Direct Platform

Front-End Platform — *Back-End Processing*

Tier Technologies Biller Direct Platform

- Payment Front End
  - IVR, Web, CSR, Email, Mobile, Kiosk, POS, Walk-up
- Payment Back End
  - Gateway
- User Interface
- Marketing
- Customer Service
- Security
  - PCI Compliance
  - NACHA Compliance
  - IRS Audit/ Process

External Payment Processing Network

Processors

FDC, TSYS, CPN

- Network Telecom
- Device Driving
- Merchant Transaction Processing
- Merchant Statement and Settlement

Brand Networks

Issuing Bank

We have Introduced a Broader Client Value Proposition: Biller Direct Solutions



Security and Compliance
Customer Relationships
Client Relationships
Integration Features
Payment Channels
Products
Payment Choices
Pricing Options

Tier is the Market Leader Serving more than 3,900 billers

- US Internal Revenue Service
- 27 states and the District of Columbia
- 3,500 municipalities in all 50 states
- 450+ utility clients
- 450+ court clients
- 350+ colleges and universities



Higher Education
Utility Clients
States
Local clients in all 50 states + DC

Tier

New Verticals are Established and Growing


Payment Processing Services
Data Import/Export Services
Transaction Reporting Services
State & Local Gov Tax Payments
IRS/Federal Gov Tax Payments
Higher Education Tuition and Fee Payments
K-12 Meal and Fee Payments
State & Local Courts and Citations
Motor Vehicle Registration and Payments
Utility Payments
Apartment Rental Payments
EPS Core Payment Services

Vertical	FY2009 Revenue Contribution *	CAGR**
Federal	26.0%	(4.3)%
State and Local	8.2%	4.6%
Real Property Tax	29.5%	7.0%
Utility Payments	12.5%	72.3%
Education	10.2%	61.8%
Other***	13.6%	11.7%
Total	**100.0%**	**11.3%**

* FY2009 Includes ChoicePay. **Two-year CAGR FY2007 – FY2009. ***Includes local government fines and fees, motor vehicle registration and payments, property management, insurance, K-12 meal pay and fee payments and personal property tax payments.

OfficialPayments.com Now Builds Direct Relationships…

- FY2009 v. FY2008:
  - Page views
    +15.9% to +75.3 million
  - Unique Visits
    +14% to +5.3 million
  - My Account registrations
    +154% to +1.3 million



OFFICIAL PAYMENTS
VISA
My Account
Make A Payment, Make It Official.
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS

…and Cross Sells Additional Bill Payments



Zip Code
Cross Sell
OFFICIAL PAYMENTS
VISA
Who Can I Pay?

EPS Revenue and Transaction Trends



$ 140,000
130,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Revenue (thousands)
Revenue
Transactions
2,341
4,203
5,894
8,059
10,286
14,871
40,669
56,452
78,578
99,433
117,072
123,233
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Transactions (thousands)

Tier Internal Data. FY2009 transactions include ChoicePay.

Tier Technologies – Experienced Management

- Ronald L. Rossetti, Chairman and CEO (joined 5/2006)
  - 30 years CEO experience in private and public companies primarily in emerging growth and crisis management
  - Served on numerous private, public, and non-profit boards
  - Private investor for the past 15 years
- Nina Vellayan, COO and EVP (joined 10/2008)
  - 20 years experience in financial services, payments, cash management
  - 14 years at Sallie Mae in Cash Management
  - 8 years, President, ecommerce division that provided Internet, IVR, lockbox and POS payment channels along with front end applications such as electronic bill presentment, refund disbursement, and installment plans to the Higher Education market.
- Ronald W. Johnston, CFO and SVP (joined 4/2008)
  - 30 years senior financial management
  - 20 years Securities and Exchange Commission reporting
  - Domestic and international responsibilities
- Keith S. Kendrick, SVP, Strategic Marketing (joined 7/2008)
  - 23 years in financial services and payments
  - MasterCard International; AT&T Universal Card; President, First Virtual; CEO, eCommerce, Bank One Credit Corporation; CEO, Mindwave division of HNC Software (now Fair Isaac), EFD | eFunds

Net Revenue - EPS Operations (excluding Wind-down)

	Q4 FY 2009		FY2009	
	2009	2008	2009	2008
Revenue	$25,685	$22,759	$128,246	$122,571
Less Wind-down Revenue	902	1,623	5,013	5,930
EPS Gross Revenue	24,783	21,136	123,233	116,641
EPS Discount Fees	17,367	15,213	88,657	87,082
EPS Net Revenue	**$7,416**	**$5,923**	**$34,576**	**$29,559**
Increase Percentage	**25.2%**		**17.0%**	

Dollars in thousands

Tier

Positive EBITDA in Tough Economic Environment

EBITDA and Adjusted EBITDA-
Continuing Operations (including Wind-down)

	Q4 FY 2009			FY 2009		
	FY09	FY08	Change	FY09	FY08	Change
Continuing Operations Gross Revenue	$25,685	$22,759	$2,926	$128,246	$122,571	$5,675
Net Revenue	**$8,318**	**$7,547**	**$771**	**$39,589**	**$35,489**	**$4,100**
Net Income/(Loss) from Continuing Operations	**$(1,265)**	**$(4,914)**	**$3,649**	**$(5,471)**	**$(12,045)**	**$6,574**
Adjustments:						
Depreciation/Amortization	1,630	1,383	247	6,642	5,418	1,224
Stock-based Equity Comp	356	531	(175)	1,483	2,236	(753)
Taxes	38	35	3	40	87	(47)
Less:						
Interest Income, net	(115)	(437)	322	(723)	(2,731)	2,008
EBITDA	**$644**	**$(3,402)**	**$4,046**	**$1,971**	**$(7,035)**	**$9,006**
Adjustments:						
Cash-based Equity Comp	450		450	1,032		1,032
Adjusted EBITDA	**$1,094**	**$(3,402)**	**$4,496**	**$3,003**	**$(7,035)**	**$10,038**

Dollars in thousands

Tier

Consolidated Statement of Operations

	3 Months Ended September 30		Year Ended September 30	
	2009	2008	2009	2008
Revenues	**$25,885**	**$22,759**	**$128,246**	**$122,571**
Costs and expenses:				
Direct costs	19,038	17,108	95,594	95,234
General and administrative	5,118	7,545	25,529	28,020
Selling and marketing	1,244	2,066	6,708	8,677
Depreciation and amortization	1,627	1,356	6,569	5,328
Total costs and expenses	**27,027**	**28,075**	**134,400**	**137,259**
Loss from continuing operations before other income and taxes	(1,342)	(5,316)	(6,154)	(14,688)
Other income:				
Interest income, net	92	437	754	2,731
Gain/(loss) on investment	23		(31)	
Total other income	**115**	**437**	**723**	**2,731**
Loss from continuing operations before income taxes	(1,227)	(4,879)	(5,431)	(11,957)
Income tax provision	38	35	40	87
Loss from continuing operations	(1,265)	(4,914)	(5,471)	(12,044)
(Loss) income from discontinued operations, net	37	(3,950)	(6,035)	(15,401)
Net loss	**($1,228)**	**($8,864)**	**($11,506)**	**($27,445)**
Loss per share—Basic and diluted:				
From continuing operations	($0.06)	($0.25)	($0.28)	($0.61)
From discontinued operations	$0.00	($0.20)	($0.31)	($0.79)
Loss per share—Basic and diluted	**($0.06)**	**($0.45)**	**($0.59)**	**($1.40)**
Net loss	**($1,228)**	**($8,864)**	**($11,506)**	**($27,445)**

Dollars in thousands, except per share data.

Consolidated Balance Sheet – September 30, 2009

ASSETS:	Sep. 30, 2009	Sep 30, 2008
Current assets:		
Cash and cash equivalents	$21,869	$47,735
Investments in marketable securities	4,499	2,415
Restricted investments	1,391	—
Accounts receivable, net	4,790	4,209
Settlements receivable, net	9,272	—
Unbilled receivables	—	332
Prepaid expenses and other current assets	2,209	1,391
Current assets—held-for-sale	—	11,704
Total current assets	41,130	67,936
Property, equipment and software, net	7,990	4,479
Goodwill	17,329	14,329
Other intangible assets, net	12,099	13,455
Investments in marketable securities	31,169	29,601
Restricted investments	6,000	7,991
Other assets	571	283
Total assets	$116,227	$137,301
LIABILITIES AND SHAREHOLDERS' EQUITY:		
Current liabilities:		
Accounts payable	$94	$919
Settlements payable	9,591	—
Accrued compensation liabilities	3,219	4,289
Accrued discount fees	5,349	5,249
Other accrued liabilities	3,425	4,667
Deferred income	991	1,790
Current liabilities—held-for-sale	—	9,091
Total current liabilities	22,517	25,968
Other liabilities	1,121	136
Total liabilities	23,638	26,104
Commitments and contingencies (Note 9)		
Shareholders' equity:		
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock and paid-in capital; shares authorized: 44,260; shares issued: 20,687 and 20,619; shares outstanding: 18,238 and 19,735	192,030	190,099
Treasury stock—at cost, 2,449 and 884 shares	(20,271)	(9,884)
Accumulated other comprehensive loss	—	(2,504)
Accumulated deficit	(79,170)	(67,994)
Total shareholders' equity	92,589	111,247
Total liabilities and shareholders' equity	$116,227	$137,301

Dollars in thousands

www.tier.com